UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2010 (May 24, 2010)

BLACKROCK, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33099	32-0174431
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

55 East 52nd Street, New York, New York	10055
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 810-5300

(Former Name or Former Address, if Changed Since Last Report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2010, BlackRock, Inc. ("BlackRock") held its 2010 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the stockholders of BlackRock approved the amendment and restatement of the BlackRock, Inc. 1999 Stock Award and Incentive Plan (the "Incentive Plan") in order to (i) increase the number of shares of common stock authorized for issuance under the Incentive Plan from 17,000,000 to 27,000,000 shares (ii) ensure the Incentive Plan's compliance with Section 162(m) of the Internal Revenue Code and (iii) ensure the Incentive Plan's compliance with the NYSE Corporate Governance Standards concerning stockholder approval of equity compensation plans. Further, as part of the approval of the amendment and restatement of the Incentive Plan, BlackRock's stockholders re-approved the performance goals set forth under the Incentive Plan.

At the Annual Meeting, BlackRock's stockholders also re-approved the performance goals set forth under the Amended and Restated BlackRock, Inc. 1999 Annual Incentive Performance Plan (the "Performance Plan").

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 24, 2010, BlackRock held its Annual Meeting.  At the Annual Meeting, all director nominees were elected (Item 1). In addition, the stockholders approved management's proposals to amend and restate the Incentive Plan, re-approved the performance goals set forth under the Performance Plan and ratified the retention of Deloitte & Touche LLP as BlackRock's independent registered public accounting firm for 2010.  The following are the voting results on each matter submitted to BlackRock's stockholders at the Annual Meeting.  The proposals below are described in detail in BlackRock's definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 23, 2010.

Item 1 – Election to BlackRock's Board of Directors of the following six nominees:

	For	Withheld	Broker Non-Votes
Abdlatif Y. Al-Hamad	55,621,496	304,574	3,421,248
Mathis Cabiallavetta	55,622,474	303,596	3,421,248
Dennis D. Dammerman	53,958,067	1,968,003	3,421,248
Robert E. Diamond, Jr.	54,968,968	957,102	3,421,248
David H. Komansky	53,954,624	1,971,446	3,421,248
James E. Rohr	52,944,761	2,981,309	3,421,248

Item 2 – Approval of the Amended and Restated Incentive Plan

For	Against	Abstentions	Broker Non-Votes
44,254,812	11,652,630	18,628	3,421,248

Item 3 – Re-Approval of Performance Goals under the Performance Plan

For	Against	Abstentions	Broker Non-Votes
53,872,259	2,034,185	19,626	3,421,248

Item 4 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

For	Against	Abstentions
58,792,606	544,607	10,105

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)
Date: May 28, 2010
	By:	/s/ Daniel R. Waltcher
	Name:	Daniel R. Waltcher
	Title:	Managing Director and Deputy General
Counsel